UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

VERINT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34807	11-3200514
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 962-9600

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information in “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” below is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

At a special meeting of Verint Systems Inc.’s (“Verint”) stockholders, held on October 5, 2010 (the “Special Meeting”), the conversion feature of Verint’s Series A Convertible Preferred Stock, par value $0.001 per share, was approved by its stockholders. The information in “Item 5.07 Submission of Matters to a Vote of Security Holders” below is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Material Compensatory Plan, Contract or Arrangement.

The board of directors of Verint previously adopted the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan (the “Plan”) on August 3, 2010, subject to stockholder approval. At the Special Meeting, Verint’s stockholders approved the Plan. The Plan authorizes Verint’s board of directors to provide cash-based incentive awards and equity-based compensation in the form of stock options; stock appreciation rights; restricted stock; restricted stock units; performance awards; other stock-based awards; and performance compensation awards. Subject to adjustment as provided in the Plan, up to an aggregate of 4,000,000 shares of Verint’s common stock may be issued or transferred in connection with awards under the Plan. The Plan also provides that to the extent outstanding awards granted under the Plan are not assumed, converted or replaced by the resulting entity in the event of a change in control, all outstanding awards that may be exercised will become fully exercisable, all restrictions with respect to outstanding awards will lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding awards will be deemed to be satisfied at target immediately prior to the consummation of such change in control.

The foregoing description of the Plan is qualified in its entirety by reference to the terms of the Plan, a copy of which has been filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 5, 2010, Verint held a Special Meeting of Stockholders. A total of 29,251,748 shares were present or represented by proxy at the Special Meeting, representing 84.26% of the shares entitled to vote. The following matters were voted on at the Special Meeting.

Proposal One: Approval of Issuance of Common Stock upon Conversion of Preferred Stock.

Votes For	Votes Against	Votes Abstain
29,154,751	93,900	3,097

Proposal Two: Approval of the Verint Systems Inc. 2010 Long-Term Stock Incentive Plan.

Votes For	Votes Against	Votes Abstain
24,215,854	5,033,379	2,515

Item 9.01. Financial Statements and Exhibits.

      (d) Exhibits.

Exhibit Number	Description
10.1	Verint Systems Inc. 2010 Long-Term Stock Incentive Plan (incorporated by reference to the Form S-8 (Commission File No. 333-169768), filed with the Securities and Exchange Commission on October 5, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date: October 7, 2010

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson Title: Chief Financial Officer